Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Fred Zinn, President and CEO
Phone:(914) 428-9098 Fax: (914) 428-4581
E Mail: Drew@drewindustries.com

DREW INDUSTRIES DECLARES SPECIAL CASH DIVIDEND

White Plains, New York – November 26, 2012 – Drew Industries Incorporated (NYSE: DW), a leading supplier of components for recreational vehicles (RV) and manufactured homes, today announced that its Board of Directors has approved a special cash dividend of $2.00 per share of common stock.

The dividend is payable on December 20, 2012 to stockholders of record at the close of business on December 10, 2012.

“This special dividend reflects the Board's confidence in the financial strength of the Company, as well as the Company's positive long-term outlook,” said Fred Zinn, Drew's President and CEO. “Our significant cash balance and consistent cash flow provide us the opportunity and resources to take this tangible step in demonstrating our commitment to returning value to our stockholders.”

“Our strong balance sheet will enable us to continue our long-term strategy of growth through acquisitions, market share gains, and new product introductions,” added Joe Giordano, Drew's CFO and Treasurer.

Stockholders of record will receive a 2012 Form 1099 with respect to this dividend by January 31, 2013.

About Drew

Drew, through its wholly-owned subsidiaries, Kinro and Lippert Components, supplies a broad array of components for RVs, manufactured homes, modular housing, truck caps and buses, and trailers used to haul boats, livestock, equipment and other cargo. Currently, from 31 factories located throughout the United States, Drew serves most major national manufacturers of RVs and manufactured homes. Additional information about Drew and its products can be found at www.drewindustries.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 27A of the Securities Act of 1933 (the “Securities Act”).

Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this press release are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this press release, and in our subsequent filings with the Securities and Exchange Commission.

There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components, and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, changes in zoning regulations for manufactured homes, sales declines in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of acquisitions, realization of efficiency improvements, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.

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